UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K
__________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported): May 21, 2020
  ___________________________
 PPD, Inc.
(Exact name of registrant as specified in its charter)
   ___________________________

Delaware	001-39212	45-3806427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
929 North Front Street
Wilmington, North Carolina 28401
(910) 251-0081
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
    ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPD	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events
PPD, Inc. (the “Company” or “we” or “our”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with the segment reporting changes made during the first quarter of 2020 based on how the Company's Chief Operating Decision Maker (“CODM”) reviews performance and allocates resources, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”).
The Company's CODM assesses segment performance and makes resource allocation decisions based on segment revenues and segment operating income. During the first quarter of 2020, the CODM began assessing segment performance and making resource allocation decisions based on total segment revenue, including direct, third-party pass-through and out-of-pocket revenue and segment operating income, including reimbursed costs. Previously, certain revenue amounts and reimbursed costs were not allocated to segments, whereas following the change, all revenue and reimbursed costs are allocated to the respective segment.
As a result, the Company has updated its segment presentation for the years ended December 31, 2019 and 2018, which have been recast to reflect the change in the measurement of segment performance measures. No changes have been made to the segment presentation for the year ended December 31, 2017, as prior to the adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, on January 1, 2018, third-party pass-through and out-of-pocket revenue, as well as reimbursed costs, were not allocated to the Company’s segments.
The Company is filing this Form 8-K voluntarily to recast its consolidated financial statements for each of the years ended December 31, 2019 and 2018, to reflect the changes in segment presentation as described above in order to be consistent with the segment presentation in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the 2019 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate other information within our audited consolidated financial statements, which were included in the 2019 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2019 Form 10-K and does not in any way modify or update the disclosures therein, other than to illustrate the changes made based on how the CODM assesses segment performance and makes resource allocation decisions as described above. For developments subsequent to the filing of the 2019 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed within this document

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accounting Firm
99.1*
Updates, where applicable, to Part I, Item 1. Business, from PPD’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 5, 2020

99.2*
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from PPD’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 5, 2020

99.3*
Updated Part II, Item 8. Financial Statements and Supplementary Data, from PPD’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 5, 2020

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF*	XBRL Taxonomy Extension Definition Linkbase
101.LAB*	XBRL Taxonomy Extension Label Linkbase
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase

*	Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPD, Inc.

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Executive Vice President, General
Counsel and Secretary
Date: May 21, 2020

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